UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)
Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary information statement

☐	Definitive information statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

E-BAND MEDIA, INC.
(Name of Registrant as Specified in Its Charter)

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☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

INFORMATION STATEMENT

NOTICE OF ACTION BY WRITTEN CONSENT
OF STOCKHOLDERS

To the Stockholders of  E-Band Media, Inc.:

This Notice and the accompanying Information Statement are being furnished to inform you that, on  February 28, 2011 (the “Record Date”), the Board of Directors of E-Band Media, Inc., a Delaware corporation (“we,” “us,” “our” or the “Company”), unanimously approved, and on  February 28, 2011, the holder of at least a majority of the voting power of our issued and outstanding common stock and Series A Preferred Stock, voting together as a single class, as of the Record Date, approved by written consent pursuant to Section 228 of the Delaware General Corporation Law (the “DGCL”), the following corporate actions:

1.	That the Certificate of Incorporation of the Company be amended to change its name to “Annec Green Refractories Corporation” (the “Name Change”); and

2.
That the Certificate of Incorporation of the Company be amended to effect a reverse stock split of the issued and outstanding and treasury common stock of the Company, at a reverse stock split ratio of 1-for-14.375, with each stockholder otherwise entitled to receive a fractional share of common stock as a result of the reverse stock split receiving one full share of common stock in lieu of the Company issuing such fractional share or paying cash in respect thereof (the “Reverse Stock Split”).

All stockholders are urged to read the accompanying Information Statement in its entirety for a description of the above corporate actions.

We intend to begin mailing this Notice and the accompanying Information Statement to our stockholders of record on  Record Date on or about March ____, 2011. The Name Change and Reverse Stock Split will become effective at the effective time of the Certificate of Amendment of Certificate of Incorporation (the “Certificate of Amendment”) to be filed with the Secretary of State of the State of Delaware, which filing will occur not sooner than the later of (i) a minimum of 20 calendar days after the mailing of this Notice and the accompanying Information Statement to our stockholders, or (ii) the first date permitted or determined by the Financial Industry Regulatory Authority as the effective time of the Reverse Stock Split. The Reverse Stock Split and Name Change have been duly authorized and approved by the written consent of the holder of at least a majority of the voting power of our issued and outstanding common stock and Series A Preferred Stock, voting together as a single class, as of the Record Date. Under Delaware law and the terms of our  Certificate of Incorporation and Bylaws, this consent is sufficient to authorize and approve each of these corporate actions. Accordingly, your vote or consent  is not requested or required to approve any of these corporate actions.

This Notice and the accompanying Information Statement, which describes each of these corporate actions in more detail, is being furnished pursuant to the requirements of Rule 14c-2 of the Securities Exchange Act of 1934, as amended, to our stockholders of record on the Record Date solely for informational purposes. This Notice and the accompanying Information Statement also serves as the notice required by Section 228 of the DGCL of the taking of corporate action without a meeting by less than a unanimous written consent of the Company’s stockholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By order of our Board of Directors,

LI Jiantao, President

Henan Province, PRC
March ___, 2011

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

INFORMATION STATEMENT

NOTICE OF  ACTION BY WRITTEN CONSENT
OF STOCKHOLDERS

GENERAL

This Notice and Information Statement is being furnished to inform you that, on February 28, 2011 (the “Record Date”), the Board of Directors of E-Band Media, Inc., a Delaware corporation (“we,” “us,” “our” or the “Company”), unanimously approved, and on February 28, 2011, the holder of at least a majority of the voting power of our issued and outstanding common stock and Series A Preferred Stock, voting together as a single class, as of the Record Date, approved by written consent pursuant to Section 228 of the Delaware General Corporation Law (the “DGCL”), the following corporate actions:

1.	That the Certificate of Incorporation of the Company be amended to change its name to “Annec Green Refractories Corporation” (the “Name Change”); and

2.
That the Certificate of Incorporation of the Company be amended to effect a reverse stock split of the issued and outstanding and treasury common stock of the Company, at a reverse stock split ratio of 1-for-14.375, with each stockholder otherwise entitled to receive a fractional share of common stock as a result of the reverse stock split receiving one  full share of common stock in lieu of the Company issuing such fractional share or paying cash in respect thereof (the “Reverse Stock Split”).

We intend to begin mailing this Notice and Information Statement to our stockholders of record on the Record Date on or about March __, 2011. All stockholders are urged to read this Notice and Information Statement in its entirety for a description of the above corporate actions.

This Notice and Information Statement, which describes each of these corporate actions in more detail, is being furnished pursuant to the requirements of Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to our stockholders of record on the Record Date solely to inform our stockholders of the above corporate actions taken by the holder of at least a majority of the voting power of our issued and outstanding common stock and Series A Preferred Stock, voting together as a single class, as of the Record Date, before such actions take effect. This Notice and Information Statement also serves as the notice required by Section 228 of the DGCL of the taking of corporate action without a meeting by less than a unanimous written consent of the Company’s stockholders.

Our principal executive office is located at No.5 West Section, Xidajie Street, Xinmi City, Henan Province, PR China, 452370. The telephone number at our principal executive office is 86-371- 69999012.

VOTING SECURITIES

Common Stock

Our authorized capital stock consists of 100,000,000 shares of common stock, par value $0.0001 per share. As of the Record Date, we have 11,150,000 shares of common stock issued and outstanding.

All shares of our common stock have equal voting rights and, when validly issued and outstanding, are entitled to one vote per share in all matters to be voted upon by stockholders. The shares of common stock have no preemptive, subscription, conversion or redemption rights. Cumulative voting in the election of directors is not permitted, which means that the holders of a majority of the issued and outstanding shares of common stock represented at any meeting at which a quorum is present will be able to elect the entire Board of Directors if they so choose and, in such event, the holders of the remaining shares of common stock will not be able to elect any directors. In the event of liquidation of the Company, each stockholder is entitled to receive a proportionate share of the Company's assets available for distribution to stockholders after the payment of liabilities and after distribution in full of preferential amounts, if any. Holders of the common stock are entitled to share pro rata in dividends and distributions with respect to the common stock, as may be declared by the Board of Directors out of funds legally available therefor. Our Board of Directors is authorized to issue our preferred stock in series and to fix the designation, powers, preferences, and rights of the shares of each such series and the qualifications, limitations, or restrictions thereof.

Preferred Stock

We are authorized to issue up to 20,000,000 shares of preferred stock, par value $0.0001 per share, in one or more series as may be determined by our Board of Directors, who may establish, from time to time, the number of shares to be included in each series, may fix the designation, powers, preferences and rights of the shares of each such series and any qualifications, limitations or restrictions thereof.  Any preferred stock so issued by the Board of Directors may rank senior to the common stock with respect to the payment of dividends or amounts upon liquidation, dissolution or winding up of us, or both.  Moreover, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, under certain circumstances, the issuance of preferred stock or the existence of the unissued preferred stock might tend to discourage or render more difficult a merger or other change of control.

Series A Convertible Preferred Stock

In accordance with our Certificate of Incorporation, our Board of Directors unanimously approved the filing of a Certificate of Designation designating and authorizing the issuance of up to 19,220 shares of our Series A Preferred Stock.  The Certificate of Designation was filed on February 9, 2011 with the Secretary of State of the State of Delaware.

Shares of Series A Preferred Stock will automatically convert into shares of common stock on the basis of one share of Series A Preferred Stock for 1,000 shares of common stock upon the effectiveness of a planned 1-for-14.375 reverse split of our outstanding common stock as described in this Information Statement.  Upon the Reverse Split, the 19,220 outstanding shares of Series A Preferred Stock will automatically convert into 19,220,000 shares of common stock, which pursuant to the Securities Exchange Agreement, will constitute approximately 98% of our outstanding common stock subsequent to the Reverse Split.

Holders of Series A Preferred Stock vote with the holders of common stock on all matters on an as-converted to common stock basis, based on an assumed post 1-for-14.375 reverse split (to retroactively take into account the Reverse Split).  For example, assuming 100 shares of Series A Preferred Stock are issued and outstanding on the record date for any stockholder vote, such shares, voting in aggregate, would vote a total of 1,437,500 voting shares.

The holders of our Series A Preferred Stock are entitled to vote on all matters together with all other classes of stock.  Holders of Series A Preferred Stock have protective class voting veto rights on certain matters, such as increasing the authorized shares of Series A Preferred Stock and modifying the rights of Series A Preferred Stock.

At the close of business on the Record Date, we had 11,150,000 shares of common stock and 19,220  shares of Series A Preferred Stock issued and outstanding.

CONSENTING STOCKHOLDER AND
NO VOTING OF STOCKHOLDERS REQUIRED

Under the DGCL  and the Company’s Bylaws, any action that can be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if the holders of outstanding stock having not less than the minimum number of votes that will be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted consent to such action in writing.  The approval of the Name Change and Reverse Stock Split requires the affirmative vote or written consent of a majority of the voting power of the issued and outstanding shares of common stock and Series A Preferred Stock, voting together as a single class.  Each Stockholder is entitled to one vote per share of common stock and 14,375 votes per share of Series A Preferred Stock held of record on any matter which may properly come before the stockholders.

On the Record Date, we  had 11,150,000 shares of common stock issued and outstanding with the holders thereof being entitled to cast one vote per share and 19,220 shares of Series A Preferred Stock with the holders thereof being entitled to cast  14,375 votes per share.

On the Record Date,  New-Source Group Limited, a British Virgin Islands corporation, and an entity controlled by our Chairman Mr. LI Fuchao (“New Source”),  was the record holder of 14,824 shares of our Series A Convertible Preferred Stock, and 7,843,137 shares of our common stock constituting approximately 77% of the voting power of our issued and outstanding shares of our common stock and Series A Preferred Stock, voting together as a single class.

On February 28, 2011 following the approval of our Board of Directors, the Name Change, and Reverse Stock Split  were each duly authorized and approved by the written consent of New Source. Under Delaware law and the terms of our Certificate of Incorporation and Bylaws, this consent is sufficient to authorize and approve each of these corporate actions. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect or ratify these corporate actions as early as possible in order to accomplish the purposes of the Company as described in this Notice and Information Statement, the Board of Directors elected to utilize the written consent of the holder of at least a majority of the voting power of our issued and outstanding common stock and Series A Preferred Stock, voting together as a single class, as of the Record Date, to authorize and approve these corporate actions. Accordingly, no other stockholder votes or consents are required, or will be solicited, in connection with these corporate actions.  This Information Statement is furnished solely for the purposes of advising stockholders of the action taken by written consent and giving stockholders notice of such actions taken as required by the Exchange Act and DGCL.

EFFECTIVE TIME OF THE NAME CHANGE AND
THE REVERSE STOCK SPLIT

We intend to begin mailing this Notice and Information Statement to our stockholders of record on the Record Date on or about March _____, 2011. The Name Change and Reverse Stock Split  will become effective at the effective time of the Certificate of Amendment of Certificate of Incorporation (the “Certificate of Amendment”) to be filed with the Secretary of State of the State of Delaware, which filing will occur not sooner than the later of (i) a minimum of 20 calendar days after the mailing of this Notice and Information Statement to our stockholders, or (ii) the first date permitted or determined by the Financial Industry Regulatory Authority as the effective time of the Reverse Stock Split (the “Effective Time”). The form of Certificate of Amendment is attached to this Notice and Information Statement as Annex A.

RECENT DEVELOPMENTS

On February 11, 2011, we entered into and closed a Securities Exchange Agreement (the “Securities Exchange Agreement”) with certain  stockholders and warrant holders, Dean Konstantine, our former director and chief executive officer, Muzeyyen Balaban, Bernieta Masters, and Linda Masters, and with China Green Refractories Limited, a BVI corporation ("China Green"), and its shareholders, New-Source,  High-Sky Assets Management Limited, a BVI company, Joint Rise Investments Limited, a BVI company, Giant Harvest Investment Limited, a BVI company, and Mr. QIAN Yun Ting  (collectively the “China Green Shareholders”), pursuant to which we acquired 100% of the issued and outstanding capital stock of  China Green in exchange for 19,220 shares of our  Series A Preferred Stock.  Pursuant to the terms of the Securities Exchange Agreement, we agreed to effect a 1-for-14.375 reverse stock split of our outstanding common stock. In addition, pursuant to the Securities Exchange Agreement, the China Green Shareholders acquired all 10,000,000 shares of our common stock from Mr. Konstantine ("Controlled Shares") and all of our outstanding warrants from Muzeyyen Balaban, Bernieta Masters, and Linda Masters (“Warrants”) for an aggregate purchase price of $250,000 and 100 shares of Series A Preferred Stock held by China Green Shareholders.  The Warrants were cancelled by the China Green Shareholders pursuant to the Securities Exchange Agreement.

As a result of the Securities Exchange Agreement, the China Green Shareholders will own 98% of our issued and outstanding common stock on an as-converted common stock basis as of and immediately after the effectiveness of the Reverse Split as contemplated by the Securities Exchange Agreement.  Furthermore, New-Source, an entity controlled and beneficially owned by Mr. LI Fuchao, our chairman of Board, controls approximately 77% of the voting power of our issued and outstanding shares of our common stock and Series A Preferred Stock, voting together as a single class. In addition, our current directors are Messrs. LI Fuchao, LI Jiantao, SUN Zhaoqing and  Ms. ZHENG Yang.

In addition, as a result of the transactions contemplated in the Securities Exchange Agreement, China Green became a wholly-owned subsidiary of the Company and we have assumed the business and operations of China Green and its subsidiaries,  and its  VIE, Annec (Beijing) Engineering Technology Co., Ltd. a PRC limited company (“Beijing Annec”). All of our business operations are now conducted through our wholly-foreign owned Chinese subsidiary,  Zhengzhou Annec Industrial Co., Ltd. (“Annec”), which is engaged in the business of design, manufacturing of and selling of medium and high level refractory materials for top combustion type, internal combustion type, and external combustion type hot blast stoves, and our VIE, Beijing Annec, which provides turnkey service for large hot blast stove projects, integrating the structural design, equipment purchase, construction, refractory production/sale and after-sale service  of hot blast stoves. As discussed in our Current Report on Form 8-K filed with the SEC on February 14, 2011, there was a change of control in the Company as a result of the transactions contemplated by the Securities Exchange Agreement.

CORPORATE ACTION TAKEN — NAME CHANGE

General

On February 28, 2011, the Board of Directors unanimously approved, and the holder of at least a majority of the voting power of our issued and outstanding common stock and Series A Preferred Stock, voting together as a single class, as of the Record Date, approved by written consent pursuant to Section 228 of the DGCL, to change our name to “Annec Green Refractories Corporation.”  Since we have  the necessary authorization for the Name Change as required by Section 242 of the DGCL, we are not soliciting any votes or consents of any other stockholder of the Company with regard to the Name Change.  The effective time of the Name Change, will be as described above under the caption “EFFECTIVE TIME OF THE NAME CHANGE AND THE REVERSE STOCK SPLIT.”

The amendment to the Certificate of Incorporation approved by the Board of Directors and the holder of at least a majority of the voting power of our issued and outstanding common stock and Series A Preferred Stock, voting together as a single class, as of the Record Date, in order to effect the Reverse Stock Split, is set forth below:

“FIRST: The name of the corporation is “Annec Green Refractories Corporation.”

Reason for Name Change

Following the reverse acquisition of China Green effected by the Share Exchange, our Board of Directors has determined that the change of our name to “Annec Green Refractories Corporation” is in the best interest of our stockholders since it  will more accurately reflect our new business relating to the manufacturing of and selling of medium and high level refractory materials for top combustion type, internal combustion type, and external combustion type hot blast stoves, and providing of turnkey service for large hot blast stove projects, integrating the structural design, equipment purchase, construction, refractory production/sale and after-sale service  of hot blast stoves.

CORPORATE ACTION TAKEN — REVERSE STOCK SPLIT

General

On February 28, 2011, the Board of Directors unanimously approved, and on February 28, 2011, the holder of at least a majority of the voting power of our issued and outstanding common stock and Series A Preferred Stock, voting together as a single class, as of the Record Date, approved by written consent pursuant to Section 228 of the DGCL, to effectuate the 1-for-14.375 Reverse Stock Split. Since we have  the necessary authorization for the Reverse Stock Split as required by Section 242 of the DGCL, we are not soliciting any votes or consents of any other stockholder of the Company with regard to the Reverse Stock Split. Pursuant to the Reverse Stock Split, each 14.375 shares of our issued and outstanding common stock will be automatically converted into 1 share of common stock.

No fractional shares of our common stock will be issued to our stockholders in connection with the Reverse Stock Split. Accordingly, each Company stockholder who would otherwise be entitled to receive a fractional share of common stock in connection with the Reverse Stock Split will receive one full share of common stock in lieu of the Company issuing such fractional share or paying cash in respect thereof. For example, if a stockholder owned 15 shares of our common stock prior to the consummation of the 1-for-14.375 Reverse Stock Split, following the consummation of the Reverse Stock Split that stockholder would own 2 shares of our common stock. The effective time of the Reverse Stock Split will be as described above under the caption “EFFECTIVE TIME OF THE NAME CHANGE AND THE REVERSE STOCK SPLIT.”

The amendment to the Certificate of Incorporation approved by the Board of Directors and the holder of at least a majority of the voting power of our issued and outstanding common stock and Series A Preferred Stock, voting together as a single class, as of the Record Date,  in order to effect the Reverse Stock Split, is set forth below:

“Upon the filing and effectiveness (the “Effective Time”), pursuant to the DGCL, of this Certificate of Amendment to the Corporation’s  Certificate of Incorporation (this “Certificate of Amendment”), each 14.375 shares of the Corporation’s common stock, par value $0.0001 per share (“Common Stock”), issued and outstanding immediately prior to the Effective Time shall automatically be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock without any further action by the Corporation or by the holder thereof (the “Reverse Stock Split”). The Corporation shall not issue fractional shares of Common Stock or pay cash in respect thereof in connection with the Reverse Stock Split but, in lieu thereof, the aggregate number of shares of the Corporation’s Common Stock issuable to each holder in connection with the Reverse Stock Split shall be rounded up to the next higher whole number of shares of Common Stock. Following the Reverse Stock Split, each certificate that immediately prior to the Effective Time represented shares of Common Stock (the “Old Certificates”) shall thereafter be deemed for all purposes, as a result of the Reverse Stock Split and without any action on the part of the holders thereof, to represent only that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined pursuant to the Reverse Stock Split (subject to the treatment of fractional shares as set forth above).”

The Reverse Stock Split will not change the number of authorized shares of common stock and the Series A Preferred Stock of the Company.  However, as a result of the effectiveness of the Reverse Stock Split, number of issued and outstanding shares of our common stock outstanding prior to the split will be reduced.  The Reverse Stock Split will trigger the automatic conversion of our Series A Preferred Stock into 19,220,000 shares of common stock. We currently have no plans, agreements, proposals, arrangements, or understandings for the issuance of additional shares of common stock for any purpose, including future acquisitions or financing transactions. However, in the future we may consider issuing additional shares.

At the Effective Time, 14.375 shares of common stock will automatically be combined and changed into one share of common stock.  In addition, each share of Series A Preferred Stock shall convert into 1,000 shares of our common stock.  The table below sets forth, as of the Record Date and as of the Effective Time, the following information both before and after the proposed Reverse Stock Split and assumes the conversion of all shares of Series A Preferred Stock into shares of common stock at the applicable conversion ratios (The columns labeled “After Reverse Stock Split and Conversion of Series A Preferred Stock ” in the table do not reflect the adjustments that will result from the elimination of fractional shares of our common stock in connection with the Reverse Stock Split as described above. We cannot calculate at this time the number of whole shares that will be issued in lieu of fractional shares as a result of the Reverse Stock Split):

	Prior To Conversion of Series A Preferred Stock on Pre- Reverse Split Basis	After the Reverse Stock Split and Conversion of Series A Preferred Stock
	(As of the Record Date)	(At Effective Time)
Issued and Outstanding Common Stock	11,150,000	19,995,652
Issued and Outstanding Series A Preferred Stock	19,220	-0-
Common Stock Reserved for Issuance Upon Conversion of Series A Preferred Stock	19,220,000	-0-
Authorized but Unissued and Unreserved Common Stock	69,630,000	80,004,348

Purposes for Reverse Stock Split

As shown in the table above, the Reverse Stock Split will trigger the automatic conversion of our Series A Preferred Stock into 19,220,000 shares of our common stock and decrease the total number of shares of our common stock issued and outstanding prior to the Conversion of Series A Preferred Stock and Reverse Stock Split.  The pre-split holders of our common stock will hold approximately 775,652 shares of common stock subsequent to the Reverse Stock Split.  The Reverse Stock Split has been implemented to facilitate the automatic conversion of our Series A Preferred Stock and provide us with greater flexibility with respect to our capital structure for such purposes as additional equity financings and future stock based acquisitions.

At the Effective Time, 14.375 shares of common stock will automatically be combined and changed into one share of common stock. No additional action on our part or any stockholder will be required in order to effect the Reverse Stock Split. No fractional shares of post-Reverse Stock Split common stock will be issued to any stockholder. Accordingly, stockholders of record who would otherwise be entitled to receive fractional shares of post-Reverse Stock Split common stock, will, if they hold a fractional share, receive a full share of our common stock.

Following the effectiveness of the Reverse Stock Split, every 14.375  shares of common stock presently outstanding, without any action on the part of the stockholder, will represent one share of common stock. Subject to the provisions for elimination of fractional shares, as described above, consummation of the Reverse Stock Split will not result in a change in the relative equity position or voting power of the holders of common stock.

Unless the Reverse Stock Split is effected, the Company’s capital structure will continue to include a supermajority voting class of preferred stock and our Board of Directors believes that it is in the best interest of the Company to solely have common stock outstanding at this time to provide us with greater flexibility with respect to our capital structure for such purposes as additional equity financings and future stock based acquisitions.

Effects and Potential Effects Of The Reverse Stock Split

We will obtain a new CUSIP number for our common stock at the time of the Reverse Stock Split. The principal effects of the Reverse Stock Split, if implemented, will be that:

•
The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests or proportionate voting power, except for any changes resulting from the elimination of fractional shares as described below. The number of issued and outstanding and treasury shares of Company common stock will be reduced proportionately based on the Reverse Stock Split ratio of 1-for-14.375, except for any changes resulting from the elimination of fractional shares. No fractional shares of our common stock will be issued to our stockholders in connection with the Reverse Stock Split. As described below, each Company stockholder who would otherwise be entitled to receive a fractional share of common stock in connection with the Reverse Stock Split will receive one full share of common stock in lieu of the Company issuing such fractional share or paying cash in respect thereof. While the intent is for the Reverse Stock Split to affect all of our stockholders uniformly, the process of rounding up when any of our stockholders owns a fractional share will result in a non-material change in each stockholder’s percentage ownership interest in the Company.

•	There are no arrears in dividends or defaults in principal or interest in respect to the securities which are to be exchanged.

•	The Reverse Stock Split will not change the number of authorized shares of common stock of the Company.

•
As a result of the effectiveness of the Reverse Stock Split, the number of issued and outstanding shares of our common stock outstanding prior to the split and conversion of Series A Preferred Stock  will be reduced.  The Reverse Stock Split will trigger the automatic conversion of our Series A Preferred Stock into 19,220,000 shares of common stock. The Reverse Stock Split will become effective At the Effective Time which occurs when the Certificate of Amendment is filed with the Secretary of State of the State of Delaware following the expiration of the 20 day period pursuant to rules promulgated under Regulation 14C of the Exchange Act.  We currently have no plans, agreements, proposals, arrangements, or understandings for the issuance of additional shares of common stock for any purpose, including future acquisitions or financing transactions. However, in the future we may consider issuing additional shares.

•
Each share of our common stock issued and outstanding following the Reverse Stock Split will entitle the holder thereof to one vote per share and will otherwise be identical to one share of our common stock issued and outstanding prior to the Reverse Stock Split. The shares of common stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable.

•	Pursuant to the Reverse Stock Split, the par value of our common stock will remain $0.0001 per share.

•
Our common stock is currently registered under Section 12(g) of the Exchange Act, and as a result, we are subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect the registration of our common stock under the Exchange Act as we will continue to be subject to the Exchange Act’s periodic reporting requirements.

•	Stockholder who own less than 15 shares will own one share of our common stock.

•
The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of our common stock. Relative to stockholders who hold “round lots” of even multiples of 100 shares, stockholders who hold odd lots may experience an increase in the cost of selling their shares and may have greater difficulty in executing such sales.

Fractional Shares

In order to avoid the expense and inconvenience of issuing and transferring fractional shares of our common stock to our stockholders who would otherwise be entitled to receive fractional shares in connection with the Reverse Stock Split, no fractional shares of our common stock will be issued to stockholders in connection with the Reverse Stock Split. Each Company stockholder who would otherwise be entitled to receive a fractional share of our common stock in connection with the Reverse Stock Split will receive 1 full share of common stock in lieu of the Company issuing such fractional share or paying cash in respect thereof. For example, if a stockholder owned 15 shares of our common stock prior to the consummation of the 1-for-14.375 Reverse Stock Split, following the consummation of the Reverse Stock Split that stockholder would own 2 shares of our common stock.  We cannot calculate at this time the number of whole shares that will be issued in lieu of fractional shares as a result of the Reverse Stock Split.

Potential Anti-Takeover Effects of Amendment

Release No. 34-15230 (October 13, 1978) of the staff of the SEC requires disclosure and discussion of the effects of any stockholder proposal that may be used as an anti-takeover device. The Reverse Stock Split could have an anti-takeover effect because the authorized shares are not being reduced by the reverse stock split, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult than if the authorized shares were also reduced by a reverse stock split. For example, we could issue additional shares so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company.  Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal.  However, the Reverse Stock Split has been effected for the primary purpose of facilitating the conversion of the Series A Preferred Stock, as well as to provide us with greater flexibility with respect to our capital structure for such purposes as additional equity financings and future stock based acquisitions, and not to construct or enable any anti-takeover defense or mechanism on behalf of the Company. Although the remainder of significant amounts of authorized shares of common stock could, under certain circumstances, have an anti-takeover effect, the Reverse Stock Split proposal is not being undertaken in response to any effort of which our Board of Directors is aware to accumulate shares of our common stock or obtain control of the Company.

Anti-takeover Effects of Our Certificate of Incorporation and By-laws

Our Certificate of Incorporation and Bylaws contain certain provisions that may have anti-takeover effects, making it more difficult for or preventing a third party from acquiring control of the Company or changing its Board of Directors and management. According to our Bylaws and Certificate of Incorporation, neither the holders of the Company’s common stock nor the holders of the Company’s preferred stock have cumulative voting rights in the election of our directors. The combination of the present ownership by a few stockholders of a significant portion of the Company’s issued and outstanding common stock and lack of cumulative voting makes it more difficult for other stockholders to replace the Company’s Board of Directors or for a third party to obtain control of the Company by replacing its Board of Directors.  In addition, our Board of Directors may issue, without further stockholder approval, up to 20,000,000 shares of Preferred Stock, par value $0.0001 per share, in one or more series. Any Preferred Stock issued in the future may rank senior to our common stock with respect to the payment of dividends or amounts upon liquidation, dissolution or winding up of us, or both. In addition, any such shares of Preferred Stock may have series voting rights. The issuance of Preferred Stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could have the effect of making it more difficult for a third party to acquire, or of discouraging a third party from acquiring, a majority of our outstanding voting stock.

Anti-takeover Effects of Delaware Law

We are subject to the provisions of Section 203 of the Delaware General Corporation Law regulating corporate takeovers. In general, Section 203 prohibits a publicly held Delaware corporation from engaging, under certain circumstances, in a business combination with an interested stockholder for a period of three years following the date the person became an interested stockholder unless:

·	prior to the date of the transaction, our board of directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

·
upon completion of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, calculated as provided under Section 203; or

·
at or subsequent to the date of the transaction, the business combination is approved by our board of directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least two-thirds of the outstanding voting stock which is not owned by the interested stockholder.

Generally, a business combination includes a merger, asset or stock sale, or other transaction resulting in a financial benefit to the interested stockholder. An interested stockholder is a person who, together with affiliates and associates, owns or, within three years prior to the determination of interested stockholder status, did own 15% or more of a corporation’s outstanding voting stock. We expect the existence of this provision to have an anti-takeover effect with respect to transactions our board of directors does not approve in advance. We also anticipate that Section 203 may also discourage attempts that might result in a premium over the market price for the shares of common stock held by stockholders.

The provisions of Delaware law and the provisions of our certificate of incorporation could have the effect of discouraging others from attempting hostile takeovers and, as a consequence, they might also inhibit temporary fluctuations in the market price of our common stock that often result from actual or rumored hostile takeover attempts. These provisions might also have the effect of preventing changes in our management. It is possible that these provisions could make it more difficult to accomplish transactions that stockholders might otherwise deem to be in their best interests.

Effect on Registered and Beneficial Stockholders

At the  Effective Time of the Reverse Stock Split, we intend to treat stockholders holding shares of our common stock in “street name” through a bank, broker or other nominee in the same manner as our registered stockholders whose shares of common stock are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of our common stock in “street name.” However, these banks, brokers or other nominees may have different procedures than our transfer agent for processing the Reverse Stock Split. If you hold your shares of our common stock with a bank, broker or other nominee, and if you have any questions in this regard, we encourage you to contact your nominee.

Effect on “Book-Entry” Shares and Certificated Shares

If you hold your shares of common stock in a brokerage account or in “street name,” you do not need to take any action to receive your post-Reverse Stock Split shares of Company common stock in registered book-entry form. If you are entitled to post-Reverse Stock Split shares of common stock, a transaction statement will automatically be sent to your address of record as soon as practicable after the effective time of the Reverse Stock Split indicating the number of shares of Company common stock you hold.

If any of your shares of Company common stock are held in certificated form, you will, at the appropriate time, receive from our transfer agent the necessary materials and instructions for the surrender and exchange of your certificates representing pre-Reverse Stock Split shares of common stock. When you submit your certificates representing the pre-Reverse Stock Split shares of our common stock in accordance with the materials and instructions provided to you by our transfer agent, your post-Reverse Stock Split shares will be held electronically in book-entry form. This means that, instead of receiving a new stock certificate, you will receive a statement of holding that indicates the number of post-Reverse Stock Split shares of our common stock that you own in book-entry form. The Company will no longer issue physical stock certificates unless you make a specific request for a stock certificate representing your post-Reverse Stock Split ownership interest.

Beginning at the effective time of the Reverse Stock Split, until surrendered as contemplated herein, each certificate representing pre-Reverse Stock Split shares of our common stock will be deemed for all purposes solely to represent the number of full shares resulting from the Reverse Stock Split. Until they have surrendered their certificate representing pre-Reverse Stock Split shares of our common stock for exchange, stockholders will not be entitled to receive any dividends or other distributions, if any, that may be declared and payable to holders of record.

Any stockholder whose certificate representing pre-Reverse Stock Split shares of our common stock has been lost, destroyed or stolen will be entitled to post-Reverse Stock Split shares only after complying with the requirements that we and the transfer agent customarily apply in connection with lost, stolen or destroyed certificates.

Contact information for our transfer agent is as follows:

Globex Transfer, LLC
780 Deltona Blvd., Suite 202
Deltona, FL 32725
Telephone: (386) 206-1133   386 267 3124
E-Mail: mt@globextransfer.com

YOU SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S). YOU SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Certain Federal Income Tax Consequences of the Reverse Stock Split

The following is a discussion of certain material U.S. federal income tax consequences of the Reverse Stock Split. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), and current Treasury regulations, administrative rulings and court decisions, all of which are subject to change, possibly on a retroactive basis, and any such change could affect the continuing validity of this discussion. We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reverse Stock Split. The following summary does not address the tax consequences of the Reverse Stock Split under foreign, state, or local tax laws. ACCORDINGLY, EACH HOLDER OF COMMON STOCK SHOULD CONSULT HIS, HER OR ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH HOLDER

This discussion is included for general information purposes only, applies only to holders that are U.S. persons, and does not address all aspects of federal income taxation that may be relevant to holders in light of their particular circumstances or to holders who may be subject to special tax treatment under the Code, including, without limitation, holders who are dealers in securities or foreign currency, foreign persons, regulated investment companies, personal holding companies, partnerships, insurance companies, tax-exempt organizations, banks, financial institutions, broker-dealers, holders who hold our common stock as part of a hedge, straddle, conversion or other risk reduction transaction, or who acquired our common stock pursuant to the exercise of compensatory stock options, the vesting of previously restricted shares of stock or otherwise as compensation.

No gain or loss should be recognized by a stockholder upon the exchange of pre-Reverse Stock Split shares for post-Reverse Stock Split shares. The aggregate tax basis of the post-Reverse Stock Split shares will be the same as the aggregate tax basis of the pre-Reverse Stock Split shares exchanged in the Reverse Stock Split. A stockholder’s holding period in the post-Reverse Stock Split shares will include the period during which the stockholder held the pre-Reverse Stock Split shares exchanged in the Reverse Stock Split.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

As of the Record Date,  we had a total of 11,150,000 shares of common stock outstanding and 19,220 shares of Series A Preferred Stock outstanding.

The following table sets forth: (a) the names and addresses of each beneficial owner of more than five percent of our common stock known to us, the number of shares of common stock beneficially owned by each such person, and the percent of our common stock so owned; and (b) the names and addresses of each director and executive officer, the number of shares our common stock beneficially owned, and the percentage of our common stock so owned, by each such person, and by all of our directors and executive officers as a group as of the Record Date.  Unless otherwise indicated, the business address of each of our directors and executive offices is c/o Zhengzhou Annec Industrial Co. Ltd., 15/F, Central Bldg, 5 West St., Xinmi, Henan, China. Each person has sole voting and investment power with respect to the shares of our common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership (1)		Percentage of Series A Preferred Stock	Percentage of Common Stock	Percent of Combined Voting Power of Common Stock and Series A Preferred Stock (2)

LI Fuchao, Chairman	Common Stock	7,843,137	(3)	-0-	70.3%	76.9%
	Series A Preferred Stock	14,824	(3)	77.1%	-0-

LI Jiantao,	Common Stock	-0-		-0-	-0-	-0-
President, Chief Executive Officer, Chief Financial Officer	Series A Preferred Stock	-0-		-0-	-0-

SUN Zhaoqing, Vice President	Common Stock	-0-		-0-	-0-	-0-
	Series A Preferred Stock	-0-		-0-	-0-

WU Qichang, Chief Technology	Common Stock	-0-		-0-	-0-	-0-
Officer	Series A Preferred Stock	-0-		-0-	-0-

Dean Konstantine, Director	Common Stock	-0-		-0-	-0-	*
	Series A Preferred Stock	5		*	-0-

All Officers & Directors as a Group (4 people)	Common Stock	7,843,137		-0-	70.3%	76.9%
	Series A Preferred Stock	14,829		77.2%	-0-

More than 5% Holders
LI Ling (4)	Common Stock	980,392		-0-	8.8%	9.6%
	Series A Preferred Stock	1,853		9.6%	-0-
 _________________________
* Individual owns less than 1% of our securities.
(1)  As used in this section, the term beneficial ownership with respect to a security is defined by Rule 13d-3 under the Securities Exchange Act of 1934, as amended, as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose of or direct the disposition of) with respect to the security through any contract, arrangement, understanding, relationship or otherwise, subject to community property laws where applicable. Includes shares of common stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants and such are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group.
(2)  Common Stock shares have one vote per share.  Excludes shares of Series A Preferred Stock which will automatically convert into shares of common stock on the basis of one share of Series A Preferred Stock for 1,000 shares of common stock upon the effectiveness of a planned 1-for-14.375 reverse split of our outstanding common stock.  Holders of Series A Preferred Stock vote with the holders of common stock on all matters on an as-converted to common stock basis, based on an assumed post 1-for-14.375 reverse split (to retroactively take into account the Reverse Split).  For example, assuming 100 shares of Series A Preferred Stock are issued and outstanding on the record date for any stockholder vote, such shares, voting in aggregate, would vote a total of 1,437,500 voting shares.
(3) Includes shares held by New-Source Group Limited, a British Virgin Islands company.   Mr. LI Fuchao is the sole director  and beneficial owner. Prior filings contained typographical error which incorrectly reflected beneficial ownership of 7,483,137.
(4)  Includes shares held by High-Sky Assets Management Limited, a British Virgin Islands company.  Ms. LI Ling is the sole director and shareholder.

NO APPRAISAL RIGHTS

Our stockholders have no rights under the DGCL, our Certificate of Incorporation or our Bylaws to exercise dissenters’ rights of appraisal with respect to the Name Change or the Reverse Stock Split.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Mr. LI Fuchao, our Chairman, is the beneficial owner of New Source, which, as of the Record Date, beneficially owned 14,824 shares of our Series A Convertible Preferred Stock, and 7,843,137 shares of our common stock constituting approximately 77% of the voting power of our issued and outstanding shares of our common stock and Series A Preferred Stock, voting together as a single class.  The amendments in the Certificate of Amendment was authorized and approved by written consent of New Source.

Except in their capacity as stockholders, no other director, executive officer, nominee for election as a director, or associate of any of the foregoing persons has any substantial interest, direct or indirect, in the Name Change or the Reverse Stock Split that is not shared by all other stockholders.

No director has informed the Company that he or she intends to oppose any of the corporate actions to be taken by the Company as set forth in this Notice and Information Statement.

NOTICE PURSUANT TO DGCL SECTION 228

Pursuant to DGCL Section 228, we are required to provide prompt notice of the taking of a corporate action by written consent to our stockholders who have not consented in writing to such action. This Notice and Information Statement serves as the notice required by DGCL Section 228.

COST OF THIS INFORMATION STATEMENT

The entire cost of furnishing this Notice and Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Notice and Information Statement to the beneficial owners of our common stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

FORWARD-LOOKING STATEMENTS

Certain statements contained in this Notice and Information Statement are “forward-looking statements” within the meaning of applicable federal securities laws. You can identify forward-looking statements by the use of forward-looking terminology such as “believe,” “expect,” “intend,” “estimate,” “project,” “anticipate,” “will,” “guidance,” “forecast,” “plan,” “continues,” “outlook” and similar expressions which are predictions of or indicate future events or trends and discussions which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous important known and unknown risks and uncertainties and you are cautioned not to place undue reliance on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and that we may not be able to realize.

Although the Company believes that the forward-looking statements contained in this Notice and Information Statement are reasonable, it cannot, and we do not, guarantee that the transactions and events described will happen as described (or that they will happen at all) or that the anticipated results will be achieved.

The forward-looking statements included in this Notice and Information Statement are made only as of the date of this Notice and Information Statement. All written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. This discussion is provided as permitted by the Private Securities Litigation Reform Act of 1995. The Company’s future results, performance or achievements may differ materially from the results, performance or achievements discussed in the forward-looking statements contained in this Notice and Information Statement. There are numerous factors that could cause actual results to differ materially from the results discussed in forward-looking statements, including, among other things, factors that have been discussed in previous public reports and other documents filed by the Company with the SEC. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise unless required by law.

ADDITIONAL INFORMATION

One copy of this Notice and Information Statement will be delivered to multiple stockholders sharing an address unless we receive contrary instructions from one or more of the stockholders sharing such address. Upon receipt of such notice, we will undertake to promptly deliver a separate copy of this Notice and Information Statement to the stockholder at the shared address to which a single copy of this Notice and Information Statement was delivered. In the event that a stockholder desires to provide us with such notice, it may be given by writing or calling us at the following address or telephone number: Mr. LI Jiantao, President., c/o Zhengzhou Annec Industrial Co., Ltd., No.5 West Section, Xidajie Street, Xinmi City, Henan Province, P.R. China and at 86-371- 69999012.

If you want to receive separate copies of stockholder materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and telephone number.

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read or copy any document we file with the SEC at the public reference room maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of this information may also be obtained, upon payment of a duplicating fee, by writing to the SEC. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. In addition, our filings with the SEC are also available to the public on the SEC’s Internet website at http://www.sec.gov.  The information on our corporate website is not, and shall not be deemed to be, a part of this Notice and Information Statement or incorporated into any other filings we make with the SEC.

In addition, if you have any questions about this Notice and Information Statement or if you need additional copies of this Notice and Information Statement or copies of our Annual Report on Form 10-K for the fiscal year ended  June 30, 2010 or our Quarterly Reports on Form 10-Q for the quarters ended September 30, or December 31, 2010, please write or call us at the following address or telephone number: Mr. LI Jiantao, President., c/o Zhengzhou Annec Industrial Co., Ltd., No.5 West Section, Xidajie Street, Xinmi City, Henan Province, P.R. China and at 86-371- 69999012.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Notice and Information Statement which describes the purpose and effect of the above corporate actions. Your vote or consent to the above corporate actions is not required and is not being solicited in connection with this action. This Notice and Information Statement is intended solely to provide our stockholders information required by the rules and regulations of the Exchange Act and the DGCL.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

By order of our Board of Directors,

LI Jiantao
President

ANNEX A

CERTIFICATE OF AMENDMENT
OF CERTIFICATE OF INCORPORATION
OF
E-BAND MEDIA, INC.

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That by unanimous written consent of the Board of Directors of E-Band Media, Inc. (the “Corporation”) resolutions were duly adopted setting forth a proposed amendment of the Corporation’s Certificate of Incorporation, declaring said amendment to be advisable and requesting a majority of the stockholders of the Corporation to give their consent in writing thereto.  The resolutions setting forth the proposed amendments are as follows:

RESOLVED, that Article First of the Certificate of Incorporation of the Corporation be amended and restated to read as follows:

“FIRST: The name of the corporation is “Annec Green Refractories Corporation.”

RESOLVED, that Article Fourth of the Certificate of Incorporation of the Corporation be amended by adding the following paragraph at the end thereof:

“Upon the filing and effectiveness (the “Effective Time”), pursuant to the DGCL, of this Certificate of Amendment to the Corporation’s  Certificate of Incorporation (this “Certificate of Amendment”), each 14.375 shares of the Corporation’s common stock, par value $0.0001 per share (“Common Stock”), issued and outstanding immediately prior to the Effective Time shall automatically be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock without any further action by the Corporation or by the holder thereof (the “Reverse Stock Split”). The Corporation shall not issue fractional shares of Common Stock or pay cash in respect thereof in connection with the Reverse Stock Split but, in lieu thereof, the aggregate number of shares of the Corporation’s Common Stock issuable to each holder in connection with the Reverse Stock Split shall be rounded up to the next higher whole number of shares of Common Stock. Following the Reverse Stock Split, each certificate that immediately prior to the Effective Time represented shares of Common Stock (the “Old Certificates”) shall thereafter be deemed for all purposes, as a result of the Reverse Stock Split and without any action on the part of the holders thereof, to represent only that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined pursuant to the Reverse Stock Split (subject to the treatment of fractional shares as set forth above).”

SECOND: That thereafter, pursuant to a resolution of its Board of Directors, holders of a majority of the voting stock of said corporation gave their consent in writing to the preceding resolutions in lieu of meeting of stockholders pursuant to Section 228 of the General Corporation Law of the State of Delaware.

THIRD:  That said amendments were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

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IN WITNESS WHEREOF, the Company has caused this Certificate of Amendment to be duly executed in its corporate name as of the ______ day of March, 2011.

E-BAND MEDIA, INC.

By:
LI Jiantao, President

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